SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                             FORM 8 - K
                           CURRENT REPORT


PURSUANT TO SECTION 13 or 15 (d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report:  July 18, 2002

Commission file number:  0-22622

                        CREATOR CAPITAL LIMITED
        (Exact name of registrant as specified in its charter)

BERMUDA                                              98-0170199
(State or other Jurisdiction of                  (I.R.S. Employer
Incorporation or Organization)                 Identification Number)

                        Cedar House, 41 Cedar Street
                          Hamilton HM 12, Bermuda
                  (Address of principal executive offices)

                              (604) 947-2555
             (Registrant's telephone number, including area code)


Securities registered pursuant to Section 12(g) of the Act:
50,000,000

ITEM 5:  OTHER EVENTS

On July 18, 2002, Creator Capital Limited reports it is not aware of any reason for the "roller coaster ride" the shares experienced yesterday. Business is "as usual" and there have not been any significant material changes, which would account for such activity.

A copy of the News Release is attached hereto and filed as an Exhibit to this filing on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the date indicated.

CREATOR CAPITAL LIMITED

"Deborah Fortescue-Merrin"
_____________________________
Name:  Deborah Fortescue-Merrin
Title:  President
Date:  July 18, 2002





EXHIBIT 1
News Release
July 18, 2002

Creator Capital Limited
Cedar House, 41 Cedar Street
Hamilton HM 12
Islands of Bermuda


HAMILTON, BERMUDA - July 18, 2002 - CREATOR CAPITAL LIMITED ("CCL") (CTORF:OTCBB) common shares most certainly had an incredible trading day yesterday. A total of 653,200 common shares traded with an astonishing fluctuation ranging from an opening trade of US$0.10 in the morning to a low of US$0.01 midway through the trading day to close a penny higher at US$0.11, for a US$0.01 gain on the day!

CCL is not aware of any reason whatsoever which could possibly account for the "roller coaster ride" the shares experienced yesterday. Suffice to say that business is "as usual" and there have not been any significant material changes, which would account for such activity.

CCL management is currently working towards the World Airline Entertainment Association (WAEA) 23rd Annual Conference & Exhibition September 24-27,
2002 which is being held in Seattle, Washington, U.S.A. The WAEA Annual Conference is, by far, the industry's largest and most effective showcase for new IFE hardware, software, services and support. It is also the one opportunity each year, where the Airline Industry in-flight entertainment/ communications professionals comprising over 300 supplier companies are able to gather with representatives of more than 70 major airlines which represent over 75% of the IFE (Inflight Entertainment) buying power.

This year, CCL is pleased to re-introduce the original Sky Games entertainment system concept, updated with the latest technological features - an independent wireless system offering a choice of DVD Movies, PC Amusement Games, Gaming, and Email. CCL is working with Fujitsu PC Corporation to optimize Fujitsu's internationally acclaimed, industry-leading sub-notebook features, including the touch-screen and pen tablet options. The system offers Airlines, both large and small, an alternative to installed IFE systems, thus enabling them to avail themselves of the opportunity of Revenue Generation through Advertising and Gaming.

The www.china-lotteries.com website is nearing completion, with the "back office" functions slated to be completed in time for Beta testing prior to the resumption of Soccer Betting in China when the British and Italian Soccer Leagues resume play in the early fall.


About Creator Capital

Creator Capital Limited is a Bermuda exempted company. CCL holds an investment in a China Lotteries Project. The Company introduced the in-flight interactive gaming experience to international airline passengers as a method of creating additional revenues for airlines. Creator Capital's two products are Sky Games and Sky Play. Sky Games consists of interactive gaming, such as Blackjack (21), Draw Poker, and Slots. Sky Play consists of interactive
PC amusement games such as Mah Jong, Solitaire and Chess.


ON BEHALF OF THE BOARD OF DIRECTORS

"Deborah Fortescue-Merrin"

Deborah Fortescue-Merrin
President

Corporate Contact:
Contact:     Deborah Fortescue-Merrin
Telephone:   (604) 947-2555
Email:       info@creatorcapital.com
Website:     http://www.creatorcapital.com

Safe Harbour statements under the Private Securities Litigation Reform
Act of 1995; - this release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section
21B of the Securities Exchange Act of 1934. Any statements which express or involve discussions with respect to predictions, expectations,beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact, may be foreword looking statements. Forward looking statements are based upon expectations, estimates and projections at the time the statements are made, which involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.